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Exhibit 99.1

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2003

United Pan-Europe Communications N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or Other Jurisdiction of Incorporation)

000-25365
(Commission File Number)

98-0191997
(I.R.S. Employer Identification Number)

Boeing Avenue 53
1119 PE, Schiphol Rijk
The Netherlands
(Address and zip code of principal executive offices)

(31) 20-778-9840
(Registrant's telephone number, including area code)

Item 3. Bankruptcy or Receivership

        The purpose of this Form 8-K is to set forth certain items relating to the confirmation of the second amended plan of reorganization dated January 7, 2003 (the "Plan"), as modified, filed by United Pan-Europe Communications N.V. (the "Company") and New UPC, Inc. ("New UPC") with the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") in connection with the Company's pending case filed on December 3, 2002 under Chapter 11 ("Chapter 11") of the United States Bankruptcy Code (the "U.S. Bankruptcy Code") (Case No. 02-16020). Unless otherwise defined herein, all capitalized terms used in this Form 8-K shall have the meanings ascribed to such terms in the Disclosure Statement (as defined below).

  (1) & (2) Identity of the Court and Date of Order

        As previously reported, on December 3, 2002, the Company and New UPC filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code, a pre-negotiated plan of reorganization and a related disclosure statement with the U.S. Bankruptcy Court. In conjunction with the commencement of the Chapter 11 case, the Company also voluntarily commenced a moratorium of payments in The Netherlands under Dutch bankruptcy law and has filed a proposed plan of compulsory composition (Akkoord) with the Amsterdam Court (Rechtbank) (the "Dutch Court") under the Dutch Faillissementswet (the "Dutch Bankruptcy Code").

        As previously reported, on December 23, 2002, the Company and New UPC filed a first amended plan of reorganization and a related first amended disclosure statement with the U.S. Bankruptcy Court and the Company submitted a revision to the draft Akkoord to the Dutch Court under the Dutch Bankruptcy Code.

        As previously reported, on January 7, 2003, the U.S. Bankruptcy Court approved a second amended disclosure statement (the "Disclosure Statement") and on January 9, 2003, the Company and New UPC filed the Disclosure Statement and the Plan with the U.S. Bankruptcy Court and the Company submitted a revision to the draft Akkoord to the Dutch Court under the Dutch Bankruptcy Code.

        A hearing on the confirmation of the Plan was held on February 20, 2003. The Plan, as modified, was confirmed by the U.S. Bankruptcy Court pursuant to an Order Confirming Debtors' Second Amended Chapter 11 Plan of Reorganization Jointly Proposed by the Company and New UPC as Modified, dated February 20, 2003 (the "Confirmation Order"), which was entered by the U.S. Bankruptcy Court on February 21, 2003. A copy of the Confirmation Order is attached hereto as Exhibit 99.1. A copy of the Plan, as modified, is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Company expects the Plan to be consummated and become effective on or about March 25, 2003 (the "Effective Date"). From and after the Effective Date, the Company expects to be operating its businesses and properties as a reorganized entity pursuant to the terms of the Plan.

  (3) Summary of the Plan

        The following is a summary of the material features of the Plan. This summary is qualified in its entirety by reference to the Plan. A more detailed description of the Plan is set forth in the Disclosure Statement, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

        The Plan, which the Company filed with the U.S. Bankruptcy Court on January 9, 2003, divides Holders of known Claims against, and known Equity Interests in, the Company into ten Classes, as follows:

Class 1	—	Miscellaneous Secured Claims
Class 2	—	Classified Priority Claims
Class 3	—	Critical Creditor Claims
Class 4	—	Belmarken Notes Claims
Class 5	—	UPC Notes Claims and General Unsecured Claims
Class 6	—	UPC Preference Shares A
Class 7	—	UPC Priority Shares
Class 8	—	UPC Ordinary Shares A (including the UPC Ordinary Shares held in the form of UPC ADSs)
Class 9	—	Equity Securities Claims
Class 10	—	Old Other Equity Interests

In accordance with the U.S. Bankruptcy Code, Administrative Claims and Priority Tax Claims are not classified into Classes.

        The following chart sets forth, in general, the treatment that Holders of Allowed Claims, Allowed Equity Interests and Allowed Old Other Equity Interests will receive under the Plan, unless they were to agree to accept less favorable treatment by settlement or otherwise. For the convenience of the Holders of the UPC Notes, the number of shares of New UPC Common Stock allotted to the Holders of the Allowed UPC Notes Claims is set forth in the chart below based upon each US$1,000 or €1,000 (as the case may be) of principal amount of UPC Notes (or principal amount at stated maturity in the case of the Senior Discount Notes) held by a Holder of UPC Notes rather than being based upon each US$1,000 or €1,000 (as the case may be) of Allowed UPC Notes Claims held by such Holder. This presentation results in a difference in the number of shares of New UPC Common Stock allotted to Holders of UPC Notes across the series of UPC Notes (as set forth in the chart below). Despite the different number of shares of New UPC Common Stock reflected in the allocations based on the principal amount of the UPC Notes, each Holder of Allowed UPC Notes Claims (regardless of the series of UPC Notes to which such Allowed UPC Notes Claims relate) shall receive 5.36382 shares of New UPC Common Stock for each US$1,000 of Allowed UPC Notes Claims and 5.34665 shares of New UPC Common Stock for each €1,000 of Allowed UPC Notes Claims (with the difference based upon the exchange rate between the U.S. dollar and the Euro on the Petition Date). The amount of Allowed UPC Notes Claims for each US$1,000 or €1,000 (as the case may be) of principal amount (or principal amount at stated maturity in the case of the Senior Discount Notes) varies across the different series of UPC Notes as a result of the different amounts of accrued interest (in the case of the Senior Notes) on, and accreted value (in the case of the Senior Discount Notes) of, each series of UPC Notes as of the Petition Date. For all Class 5 Claims (i.e., UPC Notes Claims and the General Unsecured Claims), the estimated percentage recovery is the same. With respect to the General Unsecured Claims (Class 5) and Equity Securities Claims (Class 9), the "Estimated Amount of Claims" set forth below is based upon the Company's best estimate of its maximum potential aggregate liability in pending litigation and arbitration proceedings brought against it. Although the Company has used its best estimate of its maximum potential liability in connection with these General Unsecured Claims and Equity Securities Claims for the preparation of the following chart, there is a possibility that the Allowed amount of these General Unsecured Claims and Equity Securities Claims will be substantially different than the Company's estimate of such Claims.

Class and Type of Claim or Interest	Estimated Amount of Claims	Treatment
Class 1—Miscellaneous Secured Claims	Approximately US$2.6 million
Under the Plan, each Holder of an Allowed Miscellaneous Secured Claim shall receive, in the sole discretion of the Company or the Reorganized Company, as the case may be, in full satisfaction, settlement, release, extinguishment and discharge of such Allowed Claim:

(A) Cash equal to the amount of such Allowed Miscellaneous Secured Claim on or as soon as reasonably practicable after the later of (i) the Effective Date and (ii) the date that such Miscellaneous Secured Claim becomes Allowed;
(B) treatment such that such Miscellaneous Secured Claim is Reinstated; or

(C) such other treatment on such other terms and conditions as may be agreed upon in writing by the Holder of such Claim and the Company or Reorganized Company, as the case may be, or as the U.S. Bankruptcy Court may order.
Estimated Recovery: 100.0%

Class 2—Classified Priority Claims	Approximately US$3.0 million	Under the Plan, each Holder of an Allowed Classified Priority Claim shall receive in full satisfaction, settlement, release, extinguishment and discharge of such Allowed Claim:

(A) the amount of such unpaid Allowed Claim in Cash on or as soon as reasonably practicable after the later of (i) the Effective Date, (ii) the date on which such Claim becomes Allowed and (iii) a date agreed to by the Company or the Reorganized Company, as the case may be, and the Holder of such Claim;
(B) treatment such that such Claim is Reinstated; or

(C) such other treatment on such other terms and conditions as may be agreed upon in writing by the Holder of such Claim and the Company or Reorganized Company, as the case may be, or as the U.S. Bankruptcy Court may order.
Estimated Recovery: 100.0%

Class 3—Critical Creditor Claims	Approximately US$1.0 million	Under the Plan, each Holder of an Allowed Critical Creditor Claim shall receive in full satisfaction, settlement, release, extinguishment and discharge of such Claim:
(A) payment in full in Cash on the later of (i) the Effective Date and (ii) the date such Claim becomes Allowed;
(B) treatment such that such Claim is Reinstated; or

(C) such other treatment on such other terms and conditions as may be agreed upon in writing by the Holder of such Claim and the Company or the Reorganized Company, as the case may be, or as the U.S. Bankruptcy Court may order.
Estimated Recovery: 100.0%

Class 4—Belmarken Notes Claims	US$937,482,330.51
Under the Plan, on the Effective Date, the Holder of the Belmarken Notes shall receive, in consideration for the Belmarken Notes and the obligations of all other parties under the Belmarken Notes and the Belmarken Loan Agreements, 23,853,179 shares of New UPC Common Stock. The Belmarken Notes Claims shall be deemed Allowed for all purposes, including, but not limited to, voting and distributions, in the aggregate amount of US$937,482,330.51 and the Allowed Belmarken Notes Claims shall not be subject to defense, setoff or counterclaim.
Estimated Recovery: 97.8%

Class 5—UPC Notes Claims and General Unsecured Claims	(see below for estimated amount of UPC Notes Claims and General Unsecured Claims)
Under the Plan, on or as soon as practicable after the Effective Date, each Holder of an Allowed Class 5 Claim shall receive in consideration for its Claim, a number of shares of New UPC Common Stock. In the aggregate, the Holders of all Allowed UPC Notes Claims shall receive 25,146,821 shares of New UPC Common Stock, and each Holder of an Allowed UPC Notes Claim shall receive the number of shares of New UPC Common Stock equal to such Holder's pro rata portion of those shares of New UPC Common Stock. The UPC Notes Claims shall be deemed Allowed for all purposes, including, but not limited to, voting and distributions in the aggregate amount of US$4,688,233,885.90 (which shall exclude any amounts on account of UPC Notes held by the Company as set forth on Annex C to the Restructuring Agreement) and the Allowed UPC Notes Claims shall not be subject to defense, setoff or counterclaim. Each Holder of an Allowed Class 5 Claim that is not a UPC Notes Claim shall receive a number of shares of New UPC Common Stock so that the number of shares per amount of Allowed Claim received by such Holder is the same as the number of shares per amount of Allowed Claim that the Holders of Allowed UPC Notes Claims receive. The number of shares of New UPC Common Stock to be distributed on account of Allowed Class 5 Claims that are not UPC Notes Claims shall be in addition to the 25,146,821 shares of New UPC Common Stock to be distributed on account of the Allowed UPC Notes Claims. The receipt of such shares of New UPC Common Stock by the Holders of the Class 5 Claims shall constitute a full satisfaction, settlement, release and discharge of such Class 5 Claims.

10 7/8% Senior Notes due 2007 (United States Dollar)	US$190,714,890.25	A Holder of 10 7/8% Senior Notes due 2007 will receive 6.02063 shares of New UPC Common Stock per US$1,000 of principal amount of 10 7/8% Senior Notes due 2007 held by such Holder.
Estimated Recovery: 20.6%

10 7/8% Senior Notes due 2009 (United States Dollar)	US$877,954,231.76	A Holder of 10 7/8% Senior Notes due 2009 will receive 6.18275 shares of New UPC Common Stock per US$1,000 of principal amount of 10 7/8% Senior Notes due 2009 held by such Holder.
Estimated Recovery: 20.6%

12 1/2% Senior Discount Notes due 2009 (United States Dollar)	US$600,919,401.12
A Holder of 12 1/2% Senior Discount Notes due 2009 will receive 4.38533 shares of New UPC Common Stock per US$1,000 of principal amount (at stated maturity) of 12 1/2% Senior Discount Notes due 2009 held by such Holder.
Estimated Recovery: 20.6%

11 1/4% Senior Notes due 2009 (United States Dollar)	US$269,862,290.19	A Holder of 11 1/4% Senior Notes due 2009 will receive 6.04406 shares of New UPC Common Stock per US$1,000 of principal amount of 11 1/4% Senior Notes due 2009 held by such Holder.
Estimated Recovery: 20.6%

13 3/8% Senior Discount Notes due 2009 (United States Dollar)	US$371,663,598.93
A Holder of 13 3/8% Senior Discount Notes due 2009 will receive 4.18810 shares of New UPC Common Stock per US$1,000 of principal amount (at stated maturity) of 13 3/8% Senior Discount Notes due 2009 held by such Holder.
Estimated Recovery: 20.6%

11 1/4% Senior Notes due 2010 (United States Dollar)	US$658,378,082.21	A Holder of 11 1/4% Senior Notes due 2010 will receive 6.21236 shares of New UPC Common Stock per US$1,000 of principal amount of 11 1/4% Senior Notes due 2010 held by such Holder.
Estimated Recovery: 20.6%

11 1/2% Senior Notes due 2010 (United States Dollar)	US$266,648,907.71	A Holder of 11 1/2% Senior Notes due 2010 will receive 6.23216 shares of New UPC Common Stock per US$1,000 of principal amount of 11 1/2% Senior Notes due 2010 held by such Holder.
Estimated Recovery: 20.6%

13 3/4% Senior Discount Notes due 2010 (United States Dollar)	US$737,994,370.22
A Holder of 13 3/4% Senior Discount Notes due 2010 will receive 4.02406 shares of New UPC Common Stock per US$1,000 of principal amount (at stated maturity) of 13 3/4% Senior Discount Notes due 2010 held by such Holder.
Estimated Recovery: 20.6%

10 7/8% Senior Notes due 2007 (Euro)	US$77,387,159.85	A Holder of 10 7/8% Senior Notes due 2007 will receive 6.00137 shares of New UPC Common Stock per €1,000 of principal amount of 10 7/8% Senior Notes due 2007 held by such Holder.
Estimated Recovery: 20.6%

10 7/8% Senior Notes due 2009 (Euro)	US$244,800,169.38	A Holder of 10 7/8% Senior Notes due 2009 will receive 6.16297 shares of New UPC Common Stock per €1,000 of principal amount of 10 7/8% Senior Notes due 2009 held by such Holder.
Estimated Recovery: 20.6%

11 1/4% Senior Notes due 2009 (Euro)	US$78,767,689.67	A Holder of 11 1/4% Senior Notes due 2009 will receive 6.02472 shares of New UPC Common Stock per €1,000 of principal amount of 11 1/4% Senior Notes due 2009 held by such Holder.
Estimated Recovery: 20.6%

13 3/8% Senior Discount Notes due 2009 (Euro)	US$143,986,850.74
A Holder of 13 3/8% Senior Discount Notes due 2009 will receive 4.17470 shares of New UPC Common Stock per €1,000 of principal amount (at stated maturity) of 13 3/8% Senior Discount Notes due 2009 held by such Holder.
Estimated Recovery: 20.6%

11 1/4% Senior Notes due 2010 (Euro)	US$169,156,243.86	A Holder of 11 1/4% Senior Notes due 2010 will receive 6.19248 shares of New UPC Common Stock per €1,000 of principal amount of 11 1/4% Senior Notes due 2010 held by such Holder.
Estimated Recovery: 20.6%

General Unsecured Creditors	Approximately US$256.3 million
A Holder of an Allowed General Unsecured Claim will receive 5.34665 shares of New UPC Common Stock per €1,000 of claim value held by such Holder or 5.36382 shares of New UPC Common Stock per US$1,000 of claim value held by such Holder.
Estimated Recovery: 20.6%

Class 6—UPC Preference Shares A	12,400 UPC Preference Shares A
Under the Plan, on or as soon as practicable after the Effective Date, and after the sale by New UPC of the Belmarken Notes to the Company, each Holder of outstanding Allowed UPC Preference Shares A shall receive from New UPC a number of shares of New UPC Common Stock equal to such Holder's pro rata portion of 200,000 shares of New UPC Common Stock. A Holder of Allowed UPC Preference Shares A will receive 16.12903 shares of New UPC Common Stock per Allowed UPC Preference Share A held by such Holder. The receipt of the Preference Shares Consideration by the Holders of the UPC Preference Shares A shall constitute a full satisfaction, settlement, release and discharge of the Claims and Equity Interests of each Holder of UPC Preference Shares A in respect of such UPC Preference Shares A.
Estimated Recovery: 0.5%

Class 7—UPC Priority Shares	300 UPC Priority Shares
Under the Plan, on or as soon as practicable after the Effective Date, and after the sale by New UPC of the Belmarken Notes to the Company, the Holder of the Allowed UPC Priority Shares shall receive from New UPC a number of shares of New UPC Common Stock equal to such Holder's pro rata portion of 800,000 shares of New UPC Common Stock in a per share amount equal to the Ordinary Shares Consideration. A Holder of Allowed UPC Priority Shares will receive 0.00180 shares of New UPC Common Stock per Allowed UPC Priority Share held by such Holder. The receipt of the Priority Shares Consideration by the Holder of the UPC Priority Shares shall constitute a full satisfaction, settlement, release and discharge of the Claims and Equity Interests of the Holder of the UPC Priority Shares in respect of the UPC Priority Shares.
Estimated Recovery: Inestimable

Class 8—UPC Ordinary Shares A (including UPC Ordinary Shares A represented by UPC ADSs)	443,417,525 UPC Ordinary Shares A
Under the Plan, on or as soon as practicable after the Effective Date, and after the sale by New UPC of the Belmarken Notes to the Company, each Holder of Allowed UPC Ordinary Shares A shall receive from New UPC a number of shares of New UPC Common Stock equal to such Holder's pro rata portion of the Ordinary Share Distribution Amount. A Holder of Allowed UPC Ordinary Shares A will receive 0.00180 shares of New UPC Common Stock per Allowed UPC Ordinary Share A held by such Holder. The receipt of the Ordinary Shares Consideration by the Holders of the UPC Ordinary Shares A shall constitute a full satisfaction, settlement, release and discharge of the Claims and Equity Interests of each Holder of UPC Ordinary Shares A; provided, however, that, notwithstanding anything to contrary contained herein, any UPC Ordinary Shares A acquired by New UPC through the Plan shall remain outstanding and shall not be deemed to be satisfied, settled, released or discharged.
Estimated Recovery: Inestimable

Class 9—Equity Securities Claims	Approximately US$10.0 million
Under the Plan, subject to the Allowance of the Equity Securities Claims, each Holder of an Allowed Equity Securities Claim shall receive, in full satisfaction, settlement, release, extinguishment and discharge of its Claim, a number of shares of New UPC Common Stock equal to such Holder's pro rata portion of the Ordinary Share Distribution Amount as if such Holder had (a) purchased, on the date its Equity Securities Claim first arose, UPC Ordinary Shares A with a value equal to the amount of such Holder's Allowed Equity Securities Claim and (b) retained such shares as of the Effective Date. A Holder of Allowed Equity Securities Claims will receive 0.16473 shares of New UPC Common Stock per US$1,000 of Allowed Equity Securities Claims held by such Holder.
Estimated Recovery: 0.6%

Class 10—Old Other Equity Interests	Options to purchase approximately 26,484,842 UPC Ordinary Shares A
Under the Plan, all Holders of Old Other Equity Interests shall not be entitled to, and shall not, receive or retain any property under the Plan on account of such Old Other Equity Interests, and, to the extent permitted under applicable law, such Old Other Equity Interests shall be cancelled on the Effective Date
Estimated Recovery: 0.0%.

        To the extent that this summary may vary from the terms of the Plan, the terms of the Plan will control. See "Chapter 11 Case and the Plan of Reorganization—The Plan" of the Disclosure Statement for more detailed descriptions of the classification and treatment of Claims, Equity Interests or Old Other Equity Interests under the Plan as well as for a description of the other terms of the Plan.

  (4) Shares Issued and Outstanding

        As of December 3, 2002, the authorized capital stock of the Company amounts to 1,653,000,000 shares of capital stock, including

  (i)
  1,000,000,000 UPC Ordinary Shares A with a par value of €1.00 each;

  (ii)
  300,000,000 UPC Ordinary Shares B with a par value of €0.01 each;

  (iii)
  300 UPC Priority Shares with a par value of €1.00 each;

  (iv)
  49,999,700 UPC Preference Shares A with a par value of €1.00 each; and

  (v)
  600,000,000 UPC Preference Shares B with a par value of €1.00 each.

        As of December 3, 2002, the Company had outstanding

  (i)
  443,417,525 UPC Ordinary Shares A;

  (ii)
  no UPC Ordinary Shares B;

  (iii)
  300 UPC Priority Shares;

  (iv)
  12,400 UPC Preference Shares A; and

  (v)
  no UPC Preference Shares B.

        After effectiveness of the First, Second and Third Amendments and after completion of the Restructuring, the authorized capital stock of the Company will consist of

  (i)
  450,000,000 UPC Ordinary Shares A, par value €0.02 per share;

  (ii)
  50,000,000,000 UPC Ordinary Shares C, par value €0.02 per share; and

  (iii)
  300 UPC Priority Shares, par value €0.02 per share.

        As of December 3, 2002, the authorized share capital of New UPC consists of 1,000 shares of New UPC Common Stock, par value US$0.01 per share, of which 1,000 shares are issued and outstanding and are held by UGC. All outstanding shares of New UPC Common Stock are, and the New UPC Common Stock to be outstanding upon completion of the Restructuring will be, fully paid and nonassessable.

        On the Effective Date, New UPC's authorized capital stock shall consist of

  (i)
  250,000,000 shares of New UPC Common Stock; and

  (ii)
  50,000,000 shares of preferred stock, all US$0.01 par value per share.

  (5) Financial Information

        Information regarding the assets and liabilities of the Company is hereby incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 filed with the United States Securities and Exchange Commission (the "SEC") on November 14, 2002, and the Company's Monthly Operating Statement for the period from December 3, 2002 to December 31, 2002 attached as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the SEC on January 28, 2003 and the Company's Monthly Operating Statement for the period from January 1, 2003 to January 31, 2003 attached as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the SEC on February 20, 2003.

Item 5. Other Events.

        The Company has announced the confirmation of the Plan, as modified, by the U.S. Bankruptcy Court in a press release dated February 21, 2003 (the "Press Release"), a copy of which is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

        This Current Report on Form 8-K (this "Report"), the Plan, the Disclosure Statement and the Press Release contain forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management's beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, including those set forth below, many of which are beyond the Company's control. The Company's actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These statements relate to the Company's future plans, objectives, expectations and intentions. These statements may be identified by the use of words such as "believes," "expects," "may," "will," "would," "should," "seeks," "pro forma," "anticipates" and similar expressions. The Company undertakes no obligation to update or revise any such forward-looking statements.

        The forward-looking statements and the Company's liquidity, capital resources and results of operations are subject to a number of risks and uncertainties including, but not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company and its subsidiaries to operate pursuant to the terms of their existing credit facilities and arrangements; the ability to fund, develop and execute the Company's business plan; the ability of the Company to restructure its outstanding indebtedness on a satisfactory and timely basis; the ability of the Company to consummate the Plan under the U.S. Bankruptcy Code and the Akkoord under the Dutch Bankruptcy Code; the ramifications of any restructuring; risks associated with not completing the restructuring consistent with the Company's timetable; risks associated with third parties seeking and obtaining approval of the U.S. Bankruptcy Court or the Dutch Court to take actions inconsistent with, or detrimental to, the consummation of the Plan and the Akkoord; potential adverse developments with respect to the Company's liquidity or results of operations; competitive pressures from other companies in the same or similar lines of business as the Company; trends in the economy as a whole which may affect subscriber confidence and demand for the goods and services supplied by the Company; the ability of the Company to predict consumer demand as a whole, as well as demand for specific goods and services; the acceptance and continued use by subscribers and potential subscribers of the Company's services; changes in technology and competition; the Company's ability to achieve expected operational efficiencies and economies of scale and its ability to generate expected revenue and achieve assumed margins; the ability of the Company to attract, retain and compensate key executives and other personnel; the ability of the Company to maintain existing arrangements and/or enter into new arrangements with third-party providers and contract partners; potential adverse publicity, as well as other factors detailed from time to time in the Company's filings with the SEC. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report, the Plan, the Disclosure Statement and the Press Release.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1
Order of the United States Bankruptcy Court for the Southern District of New York dated February 20, 2003 confirming the second amended plan of reorganization dated January 7, 2003 jointly proposed by United Pan-Europe Communications N.V. and New UPC, Inc., as modifed.
99.2	Second amended plan of reorganization dated January 7, 2003 jointly proposed by United Pan-Europe Communications N.V. and New UPC, Inc., as modified.
99.3	Second amended disclosure statement dated January 7, 2003 jointly proposed by United Pan-Europe Communications N.V. and New UPC, Inc.*
99.4	Press release of United Pan-Europe Communications N.V. dated February 21, 2003 announcing the confirmation of its second amended plan of reorganization.

*
Incorporated by reference to the Company's Current Report on Form 8-K filed with the SEC on January 9, 2003 (as amended by the Current Report on Form 8-K filed with the SEC on January 15, 2003).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PAN-EUROPE COMMUNICATIONS N.V.
By:	/s/ ANTON A.M. TUIJTEN
Name: Anton A.M. Tuijten
Title: Member of the Board of Management and General Counsel

Dated: February 21, 2003

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  Exhibit 99.1
SIGNATURES